UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) May 12, 2016

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code (210) 821-4105

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
Throughout this document, AT&T Inc. is referred to as "we", "our", "us" or "AT&T". The information included in this Current Report on Form 8-K is being filed for the purpose of incorporating by reference the description of our common stock contained herein into the Registration Statements on Form S-8 of AT&T. This description was previously provided in our existing Registration Statement on Form S-3 (SEC File No. 333-209718). The following is a summary of the provisions of our restated certificate of incorporation and our bylaws that relate to our common stock.
Our authorized share capital consists of 14,010,000,000 shares, of which 14,000,000,000 are common shares having a par value of $1.00 per share. As of May 10, 2016, 6,156,461,998 shares of common stock were outstanding. The common stock is listed on the New York Stock Exchange under the symbol "T".
Some of the provisions of our restated certificate of incorporation and our bylaws may tend to deter any potential unfriendly tender offers or other efforts to obtain control of us. At the same time, these provisions will tend to assure continuity of management and corporate policies and to induce any persons seeking control or a business combination with us to negotiate on terms acceptable to our then-elected board of directors.
General
All outstanding shares of common stock are, and any shares of common stock offered, when issued, will be fully paid and nonassessable.
We typically do not issue physical stock certificates. Instead, we record evidence of stock ownership solely on our corporate records. However, we will issue a physical stock certificate to holders if so requested.
Holders of common stock do not have any conversion, redemption, preemptive or cumulative voting rights. In the event of our dissolution, liquidation or winding-up, common stockholders share ratably in any assets remaining after all creditors are paid in full, including holders of our debt securities and after the liquidation preference of holders of preferred stock has been satisfied.
The transfer agent for the common stock is Computershare Trust Company NA, P.O. Box 43078, Providence, Rhode Island 02940-3078.
Dividends
Common stockholders are entitled to participate equally in dividends when dividends are declared by our board of directors out of funds legally available for dividends.
Voting Rights
Each holder of common stock is entitled to one vote for each share for all matters voted on by common stockholders.
Election of Directors
Holders of common stock may not cumulate their votes in the election of directors. In an election of directors, each director must be elected by the vote of the majority of the votes cast with respect to that director's election. A majority of votes cast shall mean that the number of shares voted "for" the election of a director exceeds the number of votes cast "against" the election of such director. If a nominee for director is not elected and the nominee is an incumbent director, such incumbent director must promptly tender his or her resignation to the board of directors, subject to acceptance by the board of directors. The Corporate Governance and Nominating Committee of the board of directors (the "Corporate Governance and Nominating Committee") will make a recommendation to the board of directors as to whether to accept or reject the tendered resignation, or whether other action should be taken. The board of directors will act on the tendered resignation, taking into account the Corporate Governance and Nominating Committee's recommendation, and publicly disclose (by a press release, a filing with the SEC or other broadly disseminated means of communication) its decision regarding the tendered resignation and the rationale behind the decision within ninety (90) days from the date of certification of election results. The Corporate Governance and Nominating Committee in making its recommendation and the board of directors in making its decision may each consider any factors or other information that they consider appropriate and relevant. Any incumbent director who tenders his or her resignation following such failure to be elected will not participate in the recommendation of the Corporate Governance and Nominating Committee or the decision of the board of directors with respect to his or her resignation.
If the number of persons properly nominated for election as directors as of the date that is 10 days before the record date for the meeting at which such vote is to be held exceeds the number of directors to be elected, then the directors shall be elected by a plurality of the votes cast.

Other Matters
Except with respect to the election of directors as described above, all other matters are determined by a majority of the votes cast, unless otherwise required by law or the certificate of incorporation for the action proposed.
For these purposes, a majority of votes cast shall mean that the number of shares voted "for" a matter exceeds the number of votes cast "against" such matter.
Quorum
At least 40% of the shares entitled to vote at the meeting must be present in person or by proxy, in order to constitute a quorum.
Board of Directors
Our bylaws provide that all directors are required to stand for re-election every year. At any meeting of our board of directors, a majority of the total number of the directors constitutes a quorum.
Action without Stockholder Meeting
Our restated certificate of incorporation also requires that stockholders representing at least two-thirds of the total number of shares outstanding and entitled to vote thereon must sign a written consent for any action without a meeting of the stockholders.
Advance Notice Bylaws
Our bylaws establish advance notice procedures with regard to stockholder proposals relating to the nomination of candidates for election as directors or new business to be brought before meetings of our stockholders. These procedures provide that notice of such stockholder proposals must be timely given in writing to the Secretary of AT&T prior to the meeting at which the action is to be taken. Generally, to be timely, notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the anniversary date of the annual meeting for the preceding year. The notice must contain certain information specified in the bylaws.
Proxy Access
Our bylaws permit any stockholder or group of up to twenty stockholders who have maintained continuous qualifying ownership of 3% or more of our outstanding common stock for at least the previous three years to include up to a specified number of director nominees in our proxy materials for an annual meeting of stockholders. The maximum number of stockholder nominees permitted under the proxy access provisions of our bylaws shall be the greater of two or 20% of the total number of directors of AT&T on the last day a notice of nomination may be submitted.
Notice of a nomination pursuant to the proxy access provisions of our bylaws must be submitted to the Secretary of AT&T at our principal executive office no earlier than 150 days and no later than 120 days before the anniversary of the date that we mailed our proxy statement for the previous year's annual meeting of stockholders. The notice must contain certain information specified in our bylaws.
Section 203 of the General Corporation Law of the State of Delaware
We are also subject to Section 203 of the General Corporation Law of the State of Delaware. Section 203 prohibits us from engaging in any business combination (as defined in Section 203) with an "interested stockholder" for a period of three years subsequent to the date on which the stockholder became an interested stockholder unless:
•	prior to such date, our board of directors approves either the business combination or the transaction in which the stockholder became an interested stockholder;
•
upon completion of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owns at least 85% of the outstanding voting stock (with certain exclusions); or

•
the business combination is approved by our board of directors and authorized by a vote (and not by written consent) of at least 66 2/3% of the outstanding voting stock not owned by the interested stockholder.

For purposes of Section 203, an "interested stockholder" is defined as an entity or person beneficially owning 15% or more of our outstanding voting stock, based on voting power, and any entity or person affiliated with or controlling or controlled by such an entity or person.
A "business combination" includes mergers, asset sales and other transactions resulting in financial benefit to a stockholder. Section 203 could prohibit or delay mergers or other takeover or change of control attempts with respect to us and, accordingly, may discourage attempts that might result in a premium over the market price for the shares held by stockholders.
Such provisions may have the effect of deterring hostile takeovers or delaying changes in control of management or us.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: May 12, 2016	By:	/s/ Stacey S. Maris
Stacey S. Maris
Senior Vice President – Assistant General Counsel and Secretary

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